UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  JUNE 30, 2014


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JUNE 30, 2014


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

 =====================================================
  SEMIANNUAL REPORT
  USAA GLOBAL MANAGED VOLATILITY FUND
  FUND SHARES o INSTITUTIONAL SHARES
  JUNE 30, 2014
 =====================================================

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

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PRESIDENT'S MESSAGE

"...[W]E HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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AUGUST 2014

The six-month reporting period was a reminder that nothing should be taken for granted, especially when it comes to the economy and financial markets. In January 2014, when the six-month period began, many observers anticipated U.S. economic growth of more than 3% in 2014. Interest rates were expected to rise once the U.S. Federal Reserve (the Fed) began tapering (or reducing) its quantitative easing (QE) asset purchases. The equity market was expected to become more volatile, as Fed tapering continued. Instead, stock market volatility remained low, interest rates fell, and U.S. economic growth slowed.

At USAA Asset Management Company, we have believed for some time the economic recovery will be more gradual than the market's initial expectations. Indeed, economic growth disappointed many during the reporting period, contracting by 2.9% in the first quarter of 2014. Some attributed the deceleration to the extreme winter weather, but we are not entirely convinced. For example, in Canada, where the winter weather was equally harsh, economic growth remained positive. In the second quarter, economic growth appeared to pick up - manufacturing data and construction spending improved, for example - suggesting the economy was getting healthier. Nevertheless, we believe that gross domestic product growth for 2014 is likely to fall short of the market's expectations at the beginning of the year.

At the same time, inflationary pressures are increasing. The Fed has a long-stated inflation target of 2%. By many measures, inflation is at or near that range. If inflation continues to rise, the Fed may taper its QE asset purchases more aggressively.

Meanwhile, the U.S. stock market generated positive returns during the reporting period, with little to no increase in market volatility. International stocks also generated positive returns. We remain concerned, and are also

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

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uncertain, if the improving economy can generate the revenue and earnings growth needed to justify current valuations and serve as a foundation for future price gains. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains. Based on fundamental valuation at the time of this writing, we are more optimistic about the near-term prospects for international stocks than for U.S. stocks.

As for interest rates, they declined after the Fed started tapering its QE asset purchases. By the end of the reporting period, the Fed - which had bought $85 billion of U.S. Treasury securities and mortgage-backed securities every month during 2013 - had cut its asset purchases by more than half, with $35 billion slated for purchase in July 2014. Longer-term interest rates, which had been expected to increase, dropped and bond prices (which tend to move inversely with rates) increased. We have long believed that, while interest rates would rise over the longer term, it would be at a much more gradual pace than the market was expecting.

In the months ahead, we will continue to monitor the direction of interest rates and central bank policy, as well as the financial markets, corporate earnings, economic trends, and other factors that could potentially affect your investments. Assuming the U.S. economy regains its footing and continues to strengthen, we expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

On behalf of everyone at USAA Asset Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     40

    Notes to Financial Statements                                            44

EXPENSE EXAMPLE                                                              62

ADVISORY AGREEMENT(S)                                                        64

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

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TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC

   JOHN P. TOOHEY, CFA*                      JACOB POZHARNY, Ph.D.
   WASIF A. LATIF                            JOHN VAN BELLE, Ph.D.
   R. MATTHEW FREUND, CFA*
   ARNOLD J. ESPE, CFA                    QS Investors, LLC
   JULIANNE BASS, CFA*
   DAN DENBOW, CFA*                          ROBERT WANG
                                             RUSSELL SHTERN, CFA

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o   HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING
    THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the six-month reporting period ended June 30, 2014, the Fund Shares and Institutional Shares had a total return of 2.69% and 2.78%, respectively. This compares to a total return of 6.18% for the MSCI All-Country World Index and 3.93% for the Barclays U.S. Aggregate Bond Index, the Fund's benchmarks.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. QS Investors, LLC (QS) and Quantitative Management Associates LLC (QMA) are subadvisers to the Fund. The investment adviser and each subadviser provide day-to-day discretionary management for a portion of the Fund's assets.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

    *Per the prospectus dated May 1, 2014, this portfolio manager no longer is a co-manager of the Fund.

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2  | USAA GLOBAL MANAGED VOLATILITY FUND

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o   WHAT FACTORS HELPED AND HURT FUND PERFORMANCE?

    The Fund's objective is to provide exposure to the long-term upside of the global stock markets and at the same time attempt to smooth volatility and manage the risk of serious losses. While the Fund indeed produced a positive total return with below-average volatility during the first half, it fell short of its benchmark returns due to the impact of its hedging strategy. This strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from performance at a time of strong returns for global stocks. However, we continue to view the hedging strategy as a way to protect against the potential for unexpected downturns in the global stock markets, and we believe the substantial increase in U.S. stock market valuations warrants continued hedging in the portfolio. We believe this hedging strategy is essential to our goal of limiting the Fund's share price volatility over time.

    The Fund's holdings in the global stock and bond markets delivered positive performance across the board during the past six months.

    The Fund's domestic stock allocation added value in the first half of the year, as the U.S. market produced a healthy gain as a result of improving economic growth and hearty investor risk appetites. The domestic stock portfolio - which is managed by QS - outperformed the Fund's benchmarks during the reporting period. The Fund's domestic allocation is invested entirely in large-cap stocks. The Fund did not hold any small-cap stocks during the first six months of 2014, based on our belief that the asset class has become overvalued following its strong performance in 2013.

    The Fund's substantial developed-market international stock allocation incorporates exchange-traded funds (ETFs), as well as a portfolio of individual stocks managed by QMA. QMA generated a positive absolute return and outpaced its benchmark by a wide margin, which aided Fund performance. The Fund's position in an ETF linked to European stocks also was a plus given that the region outperformed the broader international markets. However, the Fund's holding in an ETF linked to the German stock market detracted from returns. At USAA Asset Management Company, we continue to believe the foreign markets in general, and Europe in particular, are a source of opportunity at a

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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    time in which U.S. stocks are trading above longer-term averages based on many valuation metrics.

    The Fund's position in the emerging markets, which we achieve via broad-based and individual-country ETFs, was an additional positive for Fund performance. Signs of stabilizing growth trends in large economies such as China, India, and Brazil led to renewed investor interest in this market segment. Within the Fund's emerging-market allocation, we added quite a bit of value through our decision to target ETFs that focus on specific countries and market segments. We generated substantial outperformance relative to the broader asset class via ETFs that are invested in small-cap stocks and a select group of specific countries that includes India, the Philippines, and Turkey. The Fund continues to hold a sizeable position in the emerging markets, as we believe the asset class remains undervalued in light of the faster growth, lower government debt, and favorable demographics relative to the developed markets.

    The Fund also holds a modest allocation to bonds in order to generate income, improve portfolio diversification, and achieve a measure of defensiveness against financial-market volatility. The Fund's bond portfolio outpaced the broader bond market in the first half of 2014 thanks to robust individual security selection. Instead of attempting to generate outperformance by taking on interest-rate risk, we seek to do so through individual security selection in the more credit-sensitive areas of the market - an approach that worked well in the past six months.

o   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    We believe the renewed strength in market segments that lagged in 2013-such as bonds, gold stocks, and emerging market stocks - helps illustrate the value of our steady approach. Rather than trying to chase performance in whatever the "hot" market segment happens to be at any given time, we build well-diversified portfolios that are designed to outperform over the long term.

    While stocks and bonds both performed very well in the first half, investors now face the challenge of determining where the markets go from here. On the plus side, we see little on the horizon to disrupt key

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4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    pillars of market performance, including the gradual economic expansion, favorable central bank policies, and the unattractive return potential of the lowest-risk investments. At the same time, it's important to keep in mind that the financial-market strength of the past five years has coincided with a massive expansion of the U.S. Federal Reserve's (the Fed) balance sheet. Now that the Fed is tapering its quantitative easing policy, it may become more difficult for the U.S. markets to maintain their upward trajectories.

    Despite this potential headwind, recent market performance indicates a high degree of complacency among investors. Additionally, U.S. stocks have moved to slightly overvalued levels. Together with the strong stock market return of the first half of the year - and indeed, the past five years - we believe this raises the odds that the favorable performance trends of the first half may be vulnerable to unexpected developments.

    Our approach to this investment environment is to keep a close eye on the potential risks rather than attempting to chase incremental returns in market segments that no longer offer value. Instead, we continue to use our diversified, global approach to identify areas of the market that offer the combination of strong fundamentals and attractive valuations, while tilting away from those that no longer offer a compelling risk-return profile. We believe this long-term, value-driven methodology will be critical to generating outperformance in the second half of the year and beyond.

    Thank you for your investment in the Fund.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Alternative investments carry specific investor qualifications which can include high income and net-worth requirements as well as relatively high investment minimums. They are complex investment vehicles, generally carry high costs, substantial risks, and may be highly volatile. There is often limited (or even non-existent) liquidity and a lack of transparency regarding the underlying assets. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES) (Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                     6/30/14                  12/31/13*
--------------------------------------------------------------------------------
Net Assets                        $15.0 Million             $10.8 Million
Net Asset Value Per Share            $11.44                    $11.14

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/14
--------------------------------------------------------------------------------
    12/31/13 - 6/30/14**                           SINCE INCEPTION 7/12/13**
           2.69%                                             9.48%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 12/31/13***
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT           1.54%         AFTER REIMBURSEMENT           1.30%

                 (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Fund commenced operations on July 12, 2013.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA GLOBAL MANAGED VOLATILITY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  MSCI ALL-COUNTRY         USAA GLOBAL MANAGED          BARCLAYS U.S. AGGREGATE
                    WORLD INDEX           VOLATILITY FUND SHARES              BOND INDEX
 7/31/2013          $10,000.00                  $10,000.00                    $10,000.00
 8/31/2013            9,791.66                    9,808.80                      9,948.88
 9/30/2013           10,297.41                   10,181.64                     10,043.07
10/31/2013           10,711.29                   10,439.77                     10,124.27
11/30/2013           10,862.98                   10,544.93                     10,086.36
12/31/2013           11,050.38                   10,660.87                     10,029.36
 1/31/2014           10,608.36                   10,316.35                     10,177.55
 2/28/2014           11,120.83                   10,660.87                     10,231.66
 3/31/2014           11,170.27                   10,699.15                     10,214.23
 4/30/2014           11,276.61                   10,756.57                     10,300.43
 5/31/2014           11,516.46                   10,861.84                     10,417.70
 6/30/2014           11,733.28                   10,947.97                     10,423.09

                                   [END CHART]

                          Data from 7/31/13 to 6/30/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The MCSI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Barclays U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The performance of the Barclays U.S. Aggregate Bond Index and the MCSI All-Country World Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

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                                                        INVESTMENT OVERVIEW |  7

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USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UGOFX)


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                                       6/30/14                      12/31/13
--------------------------------------------------------------------------------

Net Assets                          $305.0 Million               $343.0 Million
Net Asset Value Per Share               $11.47                       $11.16


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/14
--------------------------------------------------------------------------------
 12/31/13 - 6/30/14*        1 YEAR        5 YEAR        SINCE INCEPTION 7/31/08

        2.78%               12.79%         7.68%                 4.44%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/13**
--------------------------------------------------------------------------------

                                      1.02%

               (Includes acquired fund fees and expenses of 0.20%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

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8  | USAA GLOBAL MANAGED VOLATILITY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           BARCLAYS U.S.         USAA GLOBAL MANAGED
                  MSCI ALL-COUNTRY        AGGREGATE BOND           VOLATILITY FUND
                    WORLD INDEX                INDEX             INSTITUTIONAL SHARES
 7/31/2008           $10,000.00              $10,000.00               $10,000.00
 8/31/2008             9,784.46               10,094.91                10,100.00
 9/30/2008             8,561.59                9,959.32                 9,260.00
10/31/2008             6,865.11                9,724.23                 8,820.00
11/30/2008             6,414.09               10,040.76                 8,450.00
12/31/2008             6,646.55               10,415.37                 8,671.84
 1/31/2009             6,078.68               10,323.47                 8,097.08
 2/28/2009             5,483.51               10,284.50                 7,542.48
 3/31/2009             5,935.18               10,427.47                 7,865.16
 4/30/2009             6,635.81               10,477.33                 8,389.50
 5/31/2009             7,296.99               10,553.32                 8,853.34
 6/30/2009             7,256.08               10,613.35                 8,934.01
 7/31/2009             7,894.81               10,784.54                 9,407.94
 8/31/2009             8,177.17               10,896.20                 9,599.52
 9/30/2009             8,552.32               11,010.66                 9,932.28
10/31/2009             8,420.15               11,065.03                 9,821.36
11/30/2009             8,766.46               11,208.28                10,133.95
12/31/2009             8,948.00               11,033.08                10,310.56
 1/31/2010             8,561.29               11,201.62                10,020.12
 2/28/2010             8,670.35               11,243.45                10,175.71
 3/31/2010             9,228.14               11,229.63                10,528.38
 4/30/2010             9,243.67               11,346.52                10,600.99
 5/31/2010             8,359.22               11,442.00                10,123.85
 6/30/2010             8,109.54               11,621.43                 9,729.68
 7/31/2010             8,769.40               11,745.42                10,082.35
 8/31/2010             8,462.84               11,896.55                 9,688.19
 9/30/2010             9,272.44               11,909.23                10,227.57
10/31/2010             9,607.56               11,951.63                10,331.30
11/30/2010             9,393.79               11,882.94                10,227.57
12/31/2010            10,081.68               11,754.80                10,555.03
 1/31/2011            10,239.89               11,768.48                10,607.34
 2/28/2011            10,538.07               11,797.92                10,806.09
 3/31/2011            10,527.55               11,804.44                10,858.40
 4/30/2011            10,958.25               11,954.28                11,067.62
 5/31/2011            10,722.70               12,110.29                11,004.85
 6/30/2011            10,553.74               12,074.83                10,921.16
 7/31/2011            10,381.92               12,266.44                10,858.40
 8/31/2011             9,623.53               12,445.65                10,178.44
 9/30/2011             8,714.95               12,536.18                 9,676.32
10/31/2011             9,648.69               12,549.65                10,251.67
11/30/2011             9,359.86               12,538.76                10,324.89
12/31/2011             9,340.95               12,676.57                10,196.48
 1/31/2012             9,884.10               12,787.88                10,569.39
 2/29/2012            10,381.40               12,784.95                10,867.72
 3/31/2012            10,450.43               12,714.90                10,878.37
 4/30/2012            10,330.85               12,855.86                10,771.83
 5/31/2012             9,404.60               12,972.18                10,164.51
 6/30/2012             9,869.09               12,977.27                10,462.84
 7/31/2012            10,004.19               13,156.26                10,526.77
 8/31/2012            10,221.72               13,164.86                10,707.90
 9/30/2012            10,543.66               13,182.98                10,931.65
10/31/2012            10,473.39               13,208.91                10,889.03
11/30/2012            10,607.32               13,229.75                10,974.26
12/31/2012            10,847.58               13,210.92                11,218.62
 1/31/2013            11,347.31               13,118.52                11,601.58
 2/28/2013            11,345.54               13,184.27                11,432.63
 3/31/2013            11,550.56               13,194.80                11,455.15
 4/30/2013            11,883.03               13,328.31                11,657.90
 5/31/2013            11,850.43               13,090.51                11,669.16
 6/30/2013            11,504.05               12,888.02                11,466.42
 7/31/2013            12,054.78               12,905.64                11,838.12
 8/31/2013            11,803.63               12,839.67                11,567.79
 9/30/2013            12,413.30               12,961.22                12,007.07
10/31/2013            12,912.22               13,066.01                12,311.19
11/30/2013            13,095.08               13,017.09                12,435.09
12/31/2013            13,321.00               12,943.53                12,583.66
 1/31/2014            12,788.15               13,134.78                12,166.46
 2/28/2014            13,405.92               13,204.61                12,583.66
 3/31/2014            13,465.52               13,182.12                12,640.04
 4/30/2014            13,593.71               13,293.36                12,696.42
 5/31/2014            13,882.84               13,444.71                12,831.72
 6/30/2014            14,144.22               13,451.66                12,933.20

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                           o TOP 10 EQUITY HOLDINGS o
                                  AS OF 6/30/14
                                (% of Net Assets)

iShares MSCI Germany ETF* ................................................  8.8%
iShares Core MSCI Emerging Markets ETF* ..................................  7.5%
iShares MSCI EAFE ETF* ...................................................  7.2%
WisdomTree Emerging Markets SmallCap Dividend Fund* ......................  3.7%
iShares MSCI EMU Index Fund* .............................................  3.0%
iShares MSCI Turkey ETF* .................................................  2.1%
iShares MSCI South Korea Capped ETF* .....................................  1.9%
iShares Core MSCI EAFE ETF* ..............................................  1.8%
Apple, Inc. ..............................................................  1.1%
SPDR S&P Emerging Markets SmallCap ETF* ..................................  0.9%

                        o ASSET ALLOCATION** - 6/30/14 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMON STOCKS                                                              52.1%
EXCHANGE-TRADED FUNDS*                                                     38.6%
CORPORATE OBLIGATIONS                                                       2.9%
COMMERCIAL MORTGAGE SECURITIES                                              2.3%
MONEY MARKET INSTRUMENTS                                                    1.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.6%
PREFERRED STOCKS                                                            0.1%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes futures and options.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-36.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2014 (unaudited)

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (90.8%)

             COMMON STOCKS (52.1%)

             CONSUMER DISCRETIONARY (5.5%)
             -----------------------------
             ADVERTISING (0.1%)
      800    Dentsu, Inc.                                                              $      32
    5,735    JC Decaux S.A.                                                                  214
    4,144    REA Group Ltd.                                                                  167
                                                                                       ---------
                                                                                             413
                                                                                       ---------
             APPAREL RETAIL (0.0%)
    2,700    Foot Locker, Inc.                                                               137
                                                                                       ---------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.3%)
      215    Christian Dior S.A.                                                              43
    3,900    Hanesbrands, Inc.                                                               384
    4,040    Pandora A/S                                                                     310
      191    Swatch Group AG                                                                  21
    1,800    VF Corp.                                                                        113
                                                                                       ---------
                                                                                             871
                                                                                       ---------
             AUTO PARTS & EQUIPMENT (0.3%)
    2,800    BorgWarner, Inc.                                                                183
      613    Continental AG                                                                  142
    4,800    Gentex Corp.                                                                    140
    2,600    Lear Corp.                                                                      232
    1,000    NGK Spark Plug Co. Ltd.                                                          28
      700    Toyota Industries Corp.                                                          36
    2,332    Valeo S.A.                                                                      313
                                                                                       ---------
                                                                                           1,074
                                                                                       ---------
             AUTOMOBILE MANUFACTURERS (0.7%)
    1,375    Bayerische Motoren Werke AG                                                     175
    7,689    Daimler AG                                                                      720
    3,615    Fiat S.p.A.*                                                                     36
   13,500    Fuji Heavy Industries Ltd.                                                      374
   20,786    Peugeot S.A.*                                                                   307
      252    Renault S.A.                                                                     23
    1,600    Suzuki Motor Corp.                                                               50

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    5,900    Toyota Motor Corp.                                                        $     354
      129    Volkswagen AG                                                                    33
                                                                                       ---------
                                                                                           2,072
                                                                                       ---------
             AUTOMOTIVE RETAIL (0.3%)
      700    Advance Auto Parts, Inc.                                                         95
      700    AutoZone, Inc.*                                                                 375
    2,200    O'Reilly Automotive, Inc.*                                                      331
      900    USS Co. Ltd.                                                                     15
                                                                                       ---------
                                                                                             816
                                                                                       ---------
             BROADCASTING (0.1%)
  119,347    ITV plc                                                                         364
      181    RTL Group S.A.                                                                   20
                                                                                       ---------
                                                                                             384
                                                                                       ---------
             CABLE & SATELLITE (0.4%)
   15,000    Comcast Corp. "A"                                                               805
    2,800    Time Warner Cable, Inc.                                                         413
                                                                                       ---------
                                                                                           1,218
                                                                                       ---------
             CASINOS & GAMING (0.3%)
    5,400    Las Vegas Sands Corp.                                                           411
    4,000    MGM China Holdings Ltd.                                                          14
   10,900    MGM Resorts International*                                                      288
    9,600    Sands China Ltd.                                                                 73
    1,300    Wynn Resorts Ltd.                                                               270
                                                                                       ---------
                                                                                           1,056
                                                                                       ---------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
    5,100    Best Buy Co., Inc.                                                              158
                                                                                       ---------
             CONSUMER ELECTRONICS (0.3%)
    3,400    Harman International Industries, Inc.                                           365
   33,200    Panasonic Corp.                                                                 404
    2,800    Sony Corp.                                                                       47
                                                                                       ---------
                                                                                             816
                                                                                       ---------
             DEPARTMENT STORES (0.2%)
    4,200    Macy's, Inc.                                                                    244
    3,679    Next plc                                                                        407
    1,000    Takashimaya Co. Ltd.                                                             10
                                                                                       ---------
                                                                                             661
                                                                                       ---------
             EDUCATION SERVICES (0.1%)
    3,400    DeVry, Inc.                                                                     144
      342    Graham Holdings Co. "B"                                                         245
                                                                                       ---------
                                                                                             389
                                                                                       ---------

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             FOOTWEAR (0.0%)
    3,000    Yue Yuen Industrial Holdings Ltd.                                         $      10
                                                                                       ---------
             GENERAL MERCHANDISE STORES (0.1%)
    3,400    Big Lots, Inc.*                                                                 155
                                                                                       ---------
             HOME IMPROVEMENT RETAIL (0.3%)
    9,600    Home Depot, Inc.                                                                777
    5,000    Lowe's Companies, Inc.                                                          240
                                                                                       ---------
                                                                                           1,017
                                                                                       ---------
             HOMEBUILDING (0.1%)
      500    Iida Group Holdings Co. Ltd.                                                      8
   10,339    Persimmon plc                                                                   225
   13,000    Sekisui Chemical Co. Ltd.                                                       150
    2,300    Sekisui House Ltd.                                                               32
                                                                                       ---------
                                                                                             415
                                                                                       ---------
             HOMEFURNISHING RETAIL (0.3%)
   28,000    Aaron's, Inc.                                                                   998
                                                                                       ---------
             HOTELS, RESORTS & CRUISE LINES (0.4%)
      664    Accor S.A.                                                                       35
   13,000    Hilton Worldwide Holdings, Inc.*                                                303
    7,900    Marriott International, Inc. "A"                                                506
    3,300    Starwood Hotels & Resorts Worldwide, Inc.                                       267
   37,622    TUI Travel plc                                                                  256
                                                                                       ---------
                                                                                           1,367
                                                                                       ---------
             HOUSEHOLD APPLIANCES (0.0%)
      857    Electrolux AB "B"                                                                22
                                                                                       ---------
             INTERNET RETAIL (0.1%)
      200    Netflix, Inc.*                                                                   88
      200    Priceline Group, Inc.*                                                          241
                                                                                       ---------
                                                                                             329
                                                                                       ---------
             LEISURE FACILITIES (0.0%)
      200    Oriental Land Co. Ltd.                                                           34
                                                                                       ---------
             LEISURE PRODUCTS (0.0%)
      700    NAMCO BANDAI Holdings, Inc.                                                      17
      300    Shimano, Inc.                                                                    33
                                                                                       ---------
                                                                                              50
                                                                                       ---------
             MOVIES & ENTERTAINMENT (0.7%)
   11,800    Time Warner, Inc.                                                               829
    2,200    Viacom, Inc. "B"                                                                191

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
   13,800    Walt Disney Co.                                                           $   1,183
                                                                                       ---------
                                                                                           2,203
                                                                                       ---------
             PUBLISHING (0.0%)
      453    Lagardere SCA                                                                    15
                                                                                       ---------
             RESTAURANTS (0.2%)
    2,700    Brinker International, Inc.                                                     132
    1,500    McDonald's Corp.                                                                151
    4,400    Yum! Brands, Inc.                                                               357
                                                                                       ---------
                                                                                             640
                                                                                       ---------
             TIRES & RUBBER (0.1%)
    7,200    Bridgestone Corp.                                                               252
                                                                                       ---------
             Total Consumer Discretionary                                                 17,572
                                                                                       ---------
             CONSUMER STAPLES (4.2%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
    7,000    Archer-Daniels-Midland Co.                                                      309
  185,000    Golden Agri-Resources Ltd.                                                       82
  128,000    Wilmar International Ltd.                                                       328
                                                                                       ---------
                                                                                             719
                                                                                       ---------
             BREWERS (0.2%)
    3,348    Anheuser-Busch InBev N.V.                                                       384
    1,200    Asahi Group Holdings Ltd.                                                        38
    1,148    Carlsberg A.S. "B"                                                              124
    3,200    Kirin Holdings Co. Ltd.                                                          46
    3,200    Molson Coors Brewing Co. "B"                                                    237
                                                                                       ---------
                                                                                             829
                                                                                       ---------
             DISTILLERS & VINTNERS (0.1%)
    5,246    Diageo plc                                                                      168
                                                                                       ---------
             DRUG RETAIL (0.2%)
    6,900    CVS Caremark Corp.                                                              520
    3,600    Walgreen Co.                                                                    267
                                                                                       ---------
                                                                                             787
                                                                                       ---------
             FOOD RETAIL (0.4%)
    2,447    Casino Guichard-Perrachon S.A.                                                  324
   57,008    J Sainsbury plc                                                                 308
   10,422    Koninklijke Ahold N.V.                                                          196
    6,700    Safeway, Inc.                                                                   230
    1,900    Seven & i Holdings Co. Ltd.                                                      80
    6,046    Wm Morrison Supermarkets plc                                                     19
                                                                                       ---------
                                                                                           1,157
                                                                                       ---------

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (0.7%)
    5,000    Colgate-Palmolive Co.                                                     $     341
    1,716    Henkel AG & Co. KGaA                                                            173
    4,600    Kimberly-Clark Corp.                                                            511
   12,300    Procter & Gamble Co.                                                            967
    2,417    Reckitt Benckiser Group plc                                                     211
                                                                                       ---------
                                                                                           2,203
                                                                                       ---------
             HYPERMARKETS & SUPER CENTERS (0.3%)
    7,998    Carrefour S.A.                                                                  295
    1,400    Costco Wholesale Corp.                                                          161
    5,600    Wal-Mart Stores, Inc.                                                           420
    4,252    Wesfarmers Ltd.                                                                 168
                                                                                       ---------
                                                                                           1,044
                                                                                       ---------
             PACKAGED FOODS & MEAT (0.8%)
    3,966    Kraft Foods Group, Inc.                                                         238
    1,100    Mead Johnson Nutrition Co.                                                      102
    9,935    Nestle S.A.                                                                     770
    3,000    NH Foods Ltd.                                                                    59
   11,512    Suedzucker AG                                                                   232
    7,900    Tyson Foods, Inc. "A"                                                           297
    9,445    Unilever N.V.                                                                   413
   12,097    Unilever plc                                                                    549
                                                                                       ---------
                                                                                           2,660
                                                                                       ---------
             SOFT DRINKS (0.5%)
   11,200    Coca-Cola Co.                                                                   475
    2,800    Dr. Pepper Snapple Group, Inc.                                                  164
    1,300    Monster Beverage Corp.*                                                          92
    9,100    PepsiCo, Inc.                                                                   813
                                                                                       ---------
                                                                                           1,544
                                                                                       ---------
             TOBACCO (0.8%)
   12,500    Altria Group, Inc.                                                              524
    8,098    British American Tobacco plc                                                    482
    8,700    Japan Tobacco, Inc.                                                             317
    4,600    Lorillard, Inc.                                                                 281
   10,300    Philip Morris International, Inc.                                               868
                                                                                       ---------
                                                                                           2,472
                                                                                       ---------
             Total Consumer Staples                                                       13,583
                                                                                       ---------
             ENERGY (5.3%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
    2,500    CONSOL Energy, Inc.                                                             115
                                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             INTEGRATED OIL & GAS (2.4%)
      424    BG Group plc                                                              $       9
  113,678    BP plc                                                                        1,002
    7,400    Chevron Corp.                                                                   966
    9,441    ENI S.p.A.                                                                      258
   23,800    Exxon Mobil Corp.                                                             2,396
    2,900    Hess Corp.                                                                      287
    6,000    Occidental Petroleum Corp.                                                      616
      599    OMV AG                                                                           27
   11,167    Royal Dutch Shell plc "A"                                                       462
   10,479    Royal Dutch Shell plc "B"                                                       456
   10,115    Statoil ASA                                                                     311
   13,284    Total S.A.                                                                      960
                                                                                       ---------
                                                                                           7,750
                                                                                       ---------
             OIL & GAS DRILLING (0.4%)
    3,300    Helmerich & Payne, Inc.                                                         383
    9,400    Nabors Industries Ltd.                                                          276
    6,200    Patterson-UTI Energy, Inc.                                                      217
    1,448    Transocean Ltd.*                                                                 65
    3,500    Unit Corp.*                                                                     241
                                                                                       ---------
                                                                                           1,182
                                                                                       ---------
             OIL & GAS EQUIPMENT & SERVICES (0.6%)
    5,700    Baker Hughes, Inc.                                                              424
    1,500    FMC Technologies, Inc.*                                                          92
    3,900    Halliburton Co.                                                                 277
    8,800    RPC, Inc.                                                                       207
    8,000    Schlumberger Ltd.                                                               943
                                                                                       ---------
                                                                                           1,943
                                                                                       ---------
             OIL & GAS EXPLORATION & PRODUCTION (1.7%)
    1,600    Anadarko Petroleum Corp.                                                        175
    3,100    Apache Corp.                                                                    312
   12,800    Chesapeake Energy Corp.                                                         398
      800    Cimarex Energy Co.                                                              115
   16,800    ConocoPhillips                                                                1,440
    2,700    Devon Energy Corp.                                                              214
    7,700    EOG Resources, Inc.                                                             900
    3,200    EQT Corp.                                                                       342
    3,400    INPEX Corp.                                                                      52
    8,000    Newfield Exploration Co.*                                                       354
    1,100    Pioneer Natural Resources Co.                                                   253
   17,700    SandRidge Energy, Inc.*                                                         126
    1,400    SM Energy Co.                                                                   118

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    4,000    Southwestern Energy Co.*                                                  $     182
    2,300    Whiting Petroleum Corp.*                                                        184
    2,523    Woodside Petroleum Ltd.                                                          98
                                                                                       ---------
                                                                                           5,263
                                                                                       ---------
             OIL & GAS REFINING & MARKETING (0.2%)
       63    Delek Group Ltd.                                                                 26
      400    Idemitsu Kosan Co. Ltd.                                                           9
    7,046    Neste Oil Oyj                                                                   137
      700    Showa Shell Sekiyu K.K.                                                           8
    8,600    Valero Energy Corp.                                                             431
                                                                                       ---------
                                                                                             611
                                                                                       ---------
             Total Energy                                                                 16,864
                                                                                       ---------
             FINANCIALS (10.2%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
   41,086    3i Group plc                                                                    283
    1,000    Affiliated Managers Group, Inc.*                                                205
    2,000    Ameriprise Financial, Inc.                                                      240
    1,000    BlackRock, Inc.                                                                 320
    6,445    Schroders plc                                                                   276
    4,200    T. Rowe Price Group, Inc.                                                       355
                                                                                       ---------
                                                                                           1,679
                                                                                       ---------
             CONSUMER FINANCE (0.3%)
    2,600    American Express Co.                                                            247
    6,800    Capital One Financial Corp.                                                     562
    2,800    Discover Financial Services                                                     173
                                                                                       ---------
                                                                                             982
                                                                                       ---------
             DIVERSIFIED BANKS (3.5%)
   68,000    Aozora Bank Ltd.                                                                224
   22,246    Australia and New Zealand Banking Group Ltd.                                    699
    2,044    Banco Bilbao Vizcaya Argentaria S.A.                                             26
   20,990    Banco Santander S.A.                                                            219
   44,637    Bank Hapoalim B.M.                                                              258
   49,300    Bank of America Corp.                                                           758
      455    BNP Paribas S.A.                                                                 31
   14,000    BOC Hong Kong Holdings Ltd.                                                      41
   18,210    Citigroup, Inc.                                                                 858
    5,600    Comerica, Inc.                                                                  281
   11,005    Commonwealth Bank of Australia                                                  839
   21,969    Credit Agricole S.A.                                                            310
    6,000    DBS Group Holdings Ltd.                                                          81
   21,274    DnB NOR ASA                                                                     389

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    3,400    Hang Seng Bank Ltd.                                                       $      56
   48,525    HSBC Holdings plc                                                               492
    3,669    Intesa Sanpaolo                                                                  10
   17,000    JPMorgan Chase & Co.                                                            980
   18,178    Lloyds Banking Group plc*                                                        23
  107,900    Mitsubishi UFJ Financial Group, Inc.                                            661
  237,200    Mizuho Financial Group, Inc.                                                    487
      927    National Australia Bank Ltd.                                                     29
   21,542    Natixis                                                                         138
   16,082    Nordea Bank AB                                                                  227
   10,000    Oversea-Chinese Banking Corp. Ltd.                                               77
   29,427    Skandinaviska Enskilda Banken "A"                                               393
    5,000    Sumitomo Mitsui Financial Group, Inc.                                           209
    1,975    Svenska Handelsbanken AB "A"                                                     97
    3,329    Swedbank AB "A"                                                                  88
   29,800    Wells Fargo & Co.                                                             1,566
   23,517    Westpac Banking Corp.                                                           751
                                                                                       ---------
                                                                                          11,298
                                                                                       ---------
             DIVERSIFIED CAPITAL MARKETS (0.0%)
    1,055    Investec plc                                                                      9
    1,076    UBS AG                                                                           20
                                                                                       ---------
                                                                                              29
                                                                                       ---------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
    2,000    Daiwa House Industry Co. Ltd.                                                    42
    5,500    Henderson Land Development Co. Ltd.                                              32
    4,500    St. Joe Co.*                                                                    114
    4,000    Wheelock & Co. Ltd.                                                              17
                                                                                       ---------
                                                                                             205
                                                                                       ---------
             INVESTMENT BANKING & BROKERAGE (0.5%)
   14,200    Charles Schwab Corp.                                                            382
   13,200    E*Trade Financial Corp.*                                                        281
    2,000    Goldman Sachs Group, Inc.                                                       335
    5,500    Lazard Ltd. "A"                                                                 284
    1,290    Macquarie Group Ltd.                                                             72
    3,300    Morgan Stanley                                                                  107
                                                                                       ---------
                                                                                           1,461
                                                                                       ---------
             LIFE & HEALTH INSURANCE (0.6%)
   27,864    AEGON N.V.                                                                      243
    2,864    CNP Assurances                                                                   60
    3,000    Lincoln National Corp.                                                          154
   19,426    Old Mutual plc                                                                   66

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
   11,000    Principal Financial Group, Inc.                                           $     555
    1,100    Prudential Financial, Inc.                                                       98
   13,610    Prudential plc                                                                  312
    1,265    Swiss Life Holding AG                                                           300
                                                                                       ---------
                                                                                           1,788
                                                                                       ---------
             MULTI-LINE INSURANCE (0.3%)
      874    Ageas                                                                            35
    2,133    Allianz SE                                                                      356
      190    Baloise Holdings AG                                                              22
    5,028    Sampo Oyj "A"                                                                   254
   79,821    Unipolsai Spa                                                                   257
      585    Zurich Financial Services AG                                                    176
                                                                                       ---------
                                                                                           1,100
                                                                                       ---------
             MULTI-SECTOR HOLDINGS (0.7%)
   10,600    Berkshire Hathaway, Inc. "B"*                                                 1,341
   16,385    Industrivarden AB "C"                                                           324
   11,297    Investor AB "B"                                                                 424
      534    Kinnevik Investment AB "B"                                                       23
                                                                                       ---------
                                                                                           2,112
                                                                                       ---------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
    5,200    ORIX Corp.                                                                       86
                                                                                       ---------
             PROPERTY & CASUALTY INSURANCE (1.0%)
    3,400    ACE Ltd.                                                                        353
   12,900    Allied World Assurance Co.                                                      490
    4,600    Arch Capital Group Ltd.*                                                        264
    6,900    Aspen Insurance Holdings Ltd.                                                   313
    7,200    Hanover Insurance Group, Inc.                                                   455
   41,952    Insurance Australia Group Ltd.                                                  231
   28,100    Old Republic International Corp.                                                465
    2,700    Tokio Marine Holdings, Inc.                                                      89
      600    Travelers Companies, Inc.                                                        56
    7,900    W.R. Berkley Corp.                                                              366
                                                                                       ---------
                                                                                           3,082
                                                                                       ---------
             REAL ESTATE DEVELOPMENT (0.0%)
    5,000    Cheung Kong Holdings Ltd.                                                        89
   14,000    Sino Land Co.                                                                    23
                                                                                       ---------
                                                                                             112
                                                                                       ---------
             REAL ESTATE OPERATING COMPANIES (0.1%)
    1,179    Deutsche Wohnen AG                                                               25
   57,000    Hysan Development Co. Ltd.                                                      268

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    4,040    Immofinanz AG                                                             $      14
    4,600    Swire Properties Ltd.                                                            14
                                                                                       ---------
                                                                                             321
                                                                                       ---------
             REAL ESTATE SERVICES (0.2%)
   13,800    CBRE Group, Inc. "A"*                                                           442
    2,300    Jones Lang LaSalle, Inc.                                                        291
                                                                                       ---------
                                                                                             733
                                                                                       ---------
             REGIONAL BANKS (0.9%)
   18,700    Associated Banc Corp.                                                           338
    1,468    Bank of Queensland Ltd.                                                          17
    5,000    Bank of Yokohama Ltd.                                                            29
    1,904    Bendigo and Adelaide Bank Ltd.                                                   22
    3,000    Chiba Bank Ltd.                                                                  21
    1,700    First Citizens BancShares, Inc. "A"                                             417
    3,000    Fukuoka Financial Group, Inc.                                                    14
   11,100    Fulton Financial Corp.                                                          138
    2,000    Hachijuni Bank Ltd.                                                              12
   18,500    KeyCorp                                                                         265
    7,100    PNC Financial Services Group, Inc.                                              632
   15,900    Popular, Inc.*                                                                  543
    8,100    Resona Holdings, Inc.                                                            47
    2,000    Shizuoka Bank Ltd.                                                               22
   12,700    SunTrust Banks, Inc.                                                            509
                                                                                       ---------
                                                                                           3,026
                                                                                       ---------
             REINSURANCE (0.6%)
    1,700    Alleghany Corp.*                                                                745
      237    Hannover Rueck SE                                                                21
      804    Muenchener Rueckversicherungs-Gesellschaft AG                                   178
    4,200    PartnerRe Ltd.                                                                  459
      616    SCOR SE                                                                          21
    4,733    Swiss Re AG                                                                     421
                                                                                       ---------
                                                                                           1,845
                                                                                       ---------
             REITs - DIVERSIFIED (0.1%)
   37,000    BGP Holdings plc, acquired 8/06/2009; cost: $0*(b),(c),(d)                        -
    4,002    British Land Co. plc                                                             48
   22,320    Dexus Property Group                                                             23
       86    Gecina S.A.                                                                      13
    6,637    GPT Group                                                                        24
    3,335    Land Securities Group plc                                                        59
                                                                                       ---------
                                                                                             167
                                                                                       ---------

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20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             REITs - HEALTH CARE (0.1%)
    3,600    Health Care REIT, Inc.                                                    $     226
                                                                                       ---------
             REITs - HOTEL & RESORT (0.1%)
    7,100    Host Hotels & Resorts, Inc.                                                     156
                                                                                       ---------
             REITs - INDUSTRIAL (0.0%)
   24,576    Segro plc                                                                       145
                                                                                       ---------
             REITs - MORTGAGE (0.2%)
   19,200    Annaly Capital Management, Inc.                                                 219
   31,000    MFA Financial, Inc.                                                             255
   14,300    Two Harbors Investment Corp.                                                    150
                                                                                       ---------
                                                                                             624
                                                                                       ---------
             REITs - OFFICE (0.0%)
    8,000    CapitaCommercial Trust                                                           11
                                                                                       ---------
             REITs - RETAIL (0.3%)
    9,000    CapitaMall Trust                                                                 14
    1,100    Federal Realty Investment Trust                                                 133
  127,193    Federation Centres                                                              299
   30,038    Hammerson plc                                                                   298
    3,493    Liberty International plc                                                        19
    9,000    Link REIT                                                                        48
    8,600    Retail Properties of America "A"                                                132
      378    Unibail-Rodamco                                                                 110
                                                                                       ---------
                                                                                           1,053
                                                                                       ---------
             REITs - SPECIALIZED (0.1%)
    4,500    American Tower Corp.                                                            405
                                                                                       ---------
             SPECIALIZED FINANCE (0.0%)
    5,900    Interactive Brokers Group, Inc. "A"                                             137
                                                                                       ---------
             Total Financials                                                             32,783
                                                                                       ---------
             HEALTH CARE (6.6%)
             ------------------
             BIOTECHNOLOGY (1.0%)
      420    Actelion Ltd.                                                                    53
    2,300    Alexion Pharmaceuticals, Inc.*                                                  359
    4,600    Amgen, Inc.                                                                     545
    1,400    Biogen Idec, Inc.*                                                              441
    4,000    Celgene Corp.*                                                                  344
   11,500    Gilead Sciences, Inc.*                                                          953
      623    Grifola S.A.                                                                     34
      300    Regeneron Pharmaceuticals, Inc.*                                                 85

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    2,600    United Therapeutics Corp.*                                                $     230
                                                                                       ---------
                                                                                           3,044
                                                                                       ---------
             HEALTH CARE DISTRIBUTORS (0.2%)
    1,400    Alfresa Holdings Corp.                                                           90
    1,200    Henry Schein, Inc.*                                                             142
    1,400    McKesson Corp.                                                                  261
   19,300    Medipal Holdings Corp.                                                          274
      300    Suzuken Co. Ltd.                                                                 11
                                                                                       ---------
                                                                                             778
                                                                                       ---------
             HEALTH CARE EQUIPMENT (0.7%)
    2,700    Becton, Dickinson & Co.                                                         319
   24,700    Boston Scientific Corp.*                                                        315
    1,200    C.R. Bard, Inc.                                                                 172
    3,800    Edwards Lifesciences Corp.*                                                     326
    8,400    Medtronic, Inc.                                                                 536
    3,571    Smith & Nephew plc                                                               63
    3,100    St. Jude Medical, Inc.                                                          215
    2,200    Stryker Corp.                                                                   186
                                                                                       ---------
                                                                                           2,132
                                                                                       ---------
             HEALTH CARE FACILITIES (0.0%)
    1,100    Universal Health Services, Inc. "B"                                             105
                                                                                       ---------
             HEALTH CARE SERVICES (0.1%)
      501    Fresenius SE & Co. KGaA                                                          75
    4,300    MEDNAX, Inc.*                                                                   250
      906    Sonic Healthcare Ltd.                                                            15
                                                                                       ---------
                                                                                             340
                                                                                       ---------
             HEALTH CARE SUPPLIES (0.1%)
    3,631    Coloplast A/S "B"                                                               328
                                                                                       ---------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
    3,500    Charles River Laboratories International, Inc.*                                 187
    1,900    Illumina, Inc.*                                                                 339
      800    Mettler-Toledo International, Inc.*                                             203
    5,200    Quintiles Transnational Holdings, Inc.                                          277
    3,600    Thermo Fisher Scientific, Inc.                                                  425
                                                                                       ---------
                                                                                           1,431
                                                                                       ---------
             MANAGED HEALTH CARE (0.6%)
    7,400    Aetna, Inc.                                                                     600
   10,200    Cigna Corp.                                                                     938
    3,200    Health Net, Inc.*                                                               133
      700    Humana, Inc.                                                                     89

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22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    2,200    WellPoint, Inc.                                                           $     237
                                                                                       ---------
                                                                                           1,997
                                                                                       ---------
             PHARMACEUTICALS (3.5%)
   14,900    AbbVie, Inc.                                                                    841
      900    Actavis plc*                                                                    201
    3,400    Allergan, Inc.                                                                  575
    4,700    AstraZeneca plc                                                                 349
    1,879    Bayer AG                                                                        265
    6,300    Bristol-Myers Squibb Co.                                                        306
    2,800    Daiichi Sankyo Co. Ltd.                                                          52
    5,700    Eli Lilly and Co.                                                               354
   19,276    GlaxoSmithKline plc                                                             516
   21,900    Johnson & Johnson                                                             2,291
    1,000    Kyowa Hakko Kirin Co. Ltd.                                                       14
   16,400    Merck & Co., Inc.                                                               949
      512    Merck KGaA                                                                       44
   12,907    Novartis AG                                                                   1,169
      540    Novo Nordisk A/S "B"                                                             25
      399    Orion Oyj "B"                                                                    15
   11,100    Otsuka Holdings Co. Ltd.                                                        344
   38,800    Pfizer, Inc.                                                                  1,152
    2,797    Roche Holding AG                                                                834
    2,908    Sanofi                                                                          309
    2,468    Shire plc                                                                       193
    4,908    Teva Pharmaceutical Industries Ltd.                                             260
                                                                                       ---------
                                                                                          11,058
                                                                                       ---------
             Total Health Care                                                            21,213
                                                                                       ---------
             INDUSTRIALS (6.4%)
             ------------------
             AEROSPACE & DEFENSE (1.7%)
    6,700    Boeing Co.                                                                      852
    5,200    General Dynamics Corp.                                                          606
    4,200    Honeywell International, Inc.                                                   390
    5,900    Huntington Ingalls Industries, Inc.                                             558
    3,600    L-3 Communications Holdings, Inc.                                               435
    5,400    Lockheed Martin Corp.                                                           868
    5,600    Northrop Grumman Corp.                                                          670
    3,200    Raytheon Co.                                                                    295
    1,141    Safran S.A.                                                                      75
      379    Thales S.A.                                                                      23
    6,000    United Technologies Corp.                                                       693
      719    Zodiac Aerospace                                                                 24
                                                                                       ---------
                                                                                           5,489
                                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS (0.2%)
    2,000    C.H. Robinson Worldwide, Inc.                                             $     128
    9,494    Deutsche Post AG                                                                343
    1,911    TNT Express N.V.                                                                 17
    2,500    United Parcel Service, Inc. "B"                                                 257
                                                                                       ---------
                                                                                             745
                                                                                       ---------
             AIRLINES (0.6%)
   18,000    Delta Air Lines, Inc.                                                           697
   10,457    Deutsche Lufthansa AG                                                           224
   13,447    easyJet plc                                                                     314
    4,097    International Consolidated Airlines Group S.A.*                                  26
   27,800    Southwest Airlines Co.                                                          747
                                                                                       ---------
                                                                                           2,008
                                                                                       ---------
             BUILDING PRODUCTS (0.2%)
    3,100    A.O. Smith Corp.                                                                154
    1,100    Daikin Industries Ltd.                                                           69
    1,088    Geberit AG                                                                      382
    1,200    LIXIL Group Corp.                                                                32
                                                                                       ---------
                                                                                             637
                                                                                       ---------
             COMMERCIAL PRINTING (0.1%)
    2,000    Dai Nippon Printing Co. Ltd.                                                     21
    9,500    R.R. Donnelley & Sons Co.                                                       161
    3,000    Toppan Printing Co. Ltd.                                                         23
                                                                                       ---------
                                                                                             205
                                                                                       ---------
             CONSTRUCTION & ENGINEERING (0.3%)
    6,268    ACS Actividades de Construccion y Servicios S.A.                                287
    1,794    Ferrovial S.A.                                                                   40
      377    Leighton Holdings Ltd.                                                            7
    5,100    Quanta Services, Inc.*                                                          176
    6,777    Vinci S.A.                                                                      507
                                                                                       ---------
                                                                                           1,017
                                                                                       ---------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    5,800    Caterpillar, Inc.                                                               630
    3,700    Komatsu Ltd.                                                                     86
    6,800    Trinity Industries, Inc.                                                        297
    8,000    Yangzijiang Shipbuilding Holdings Ltd.                                            7
                                                                                       ---------
                                                                                           1,020
                                                                                       ---------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
    2,175    Babcock International Group plc                                                  43
                                                                                       ---------

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
    2,000    Fuji Electric Co. Ltd.                                                    $      10
    1,500    Nidec Corp.                                                                      92
                                                                                       ---------
                                                                                             102
                                                                                       ---------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    1,900    Stericycle, Inc.*                                                               225
                                                                                       ---------
             HEAVY ELECTRICAL EQUIPMENT (0.0%)
    9,000    Mitsubishi Electric Corp.                                                       111
      242    Vestas Wind Systems A/S*                                                         12
                                                                                       ---------
                                                                                             123
                                                                                       ---------
             HIGHWAYS & RAILTRACKS (0.0%)
    2,445    Groupe Eurotunnel S.A.                                                           33
                                                                                       ---------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.3%)
      528    Adecco S.A.                                                                      44
   17,743    Capita plc                                                                      348
    6,200    Manpowergroup, Inc.                                                             526
    1,300    Robert Half International, Inc.                                                  62
    2,890    Seek Ltd.                                                                        43
                                                                                       ---------
                                                                                           1,023
                                                                                       ---------
             INDUSTRIAL CONGLOMERATES (1.0%)
    3,900    3M Co.                                                                          559
    1,400    Carlisle Companies, Inc.                                                        121
    2,200    Danaher Corp.                                                                   173
   48,800    General Electric Co.                                                          1,282
   48,500    Hopewell Holdings Ltd.                                                          169
   24,000    Hutchison Whampoa Ltd.                                                          328
  155,000    NWS Holdings Ltd.                                                               288
      922    Siemens AG                                                                      122
                                                                                       ---------
                                                                                           3,042
                                                                                       ---------
             INDUSTRIAL MACHINERY (0.6%)
   11,955    Alfa Laval AB                                                                   308
    2,000    Amada Co. Ltd.                                                                   21
    1,834    Atlas Copco AB "B"                                                               49
      800    FANUC Corp.                                                                     138
    4,000    IDEX Corp.                                                                      323
    5,000    IHI Corp.                                                                        23
    4,400    Illinois Tool Works, Inc.                                                       385
   12,000    Mitsubishi Heavy Industries Ltd.                                                 75
    2,000    NSK Ltd.                                                                         26
    1,800    Parker Hannifin Corp.                                                           226

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
      200    SMC Corp.                                                                 $      54
    2,000    Snap-On, Inc.                                                                   237
      500    THK Co. Ltd.                                                                     12
      730    Wartsila Corp. Oyj "B"                                                           36
                                                                                       ---------
                                                                                           1,913
                                                                                       ---------
             MARINE (0.3%)
       10    A.P. Moller-Maersk A/S "A"                                                       23
      160    A.P. Moller-Maersk A/S "B"                                                      398
    2,300    Kirby Corp.*                                                                    269
   36,000    Nippon Yusen Kabushiki Kaisha                                                   104
                                                                                       ---------
                                                                                             794
                                                                                       ---------
             OFFICE SERVICES & SUPPLIES (0.1%)
    7,200    Pitney Bowes, Inc.                                                              199
                                                                                       ---------
             RAILROADS (0.2%)
    8,711    Aurizon Holdings Ltd.                                                            41
    4,000    Hankyu Hanshin Holdings, Inc.                                                    23
    4,000    MTR Corp. Ltd.                                                                   15
    5,100    Union Pacific Corp.                                                             509
                                                                                       ---------
                                                                                             588
                                                                                       ---------
             TRADING COMPANIES & DISTRIBUTORS (0.4%)
    1,306    Bunzl plc                                                                        36
    7,000    ITOCHU Corp.                                                                     90
    6,000    Marubeni Corp.                                                                   44
   14,900    Mitsubishi Corp.                                                                310
    9,400    Mitsui & Co. Ltd.                                                               151
    5,400    Sojitz Corp.                                                                      9
   24,500    Sumitomo Corp.                                                                  331
    1,002    Travis Perkins plc                                                               28
    1,700    United Rentals, Inc.*                                                           178
                                                                                       ---------
                                                                                           1,177
                                                                                       ---------
             TRUCKING (0.0%)
    1,300    Landstar System, Inc.                                                            83
                                                                                       ---------
             Total Industrials                                                            20,466
                                                                                       ---------
             INFORMATION TECHNOLOGY (7.9%)
             -----------------------------
             APPLICATION SOFTWARE (0.2%)
    1,900    FactSet Research Systems, Inc.                                                  229
    4,400    Intuit, Inc.                                                                    354
      185    SAP AG                                                                           14
                                                                                       ---------
                                                                                             597
                                                                                       ---------

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT (0.7%)
   28,200    Cisco Systems, Inc.                                                       $     701
    2,900    Harris Corp.                                                                    220
    8,500    Juniper Networks, Inc.*                                                         209
   13,100    QUALCOMM, Inc.                                                                1,037
                                                                                       ---------
                                                                                           2,167
                                                                                       ---------
             DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
      700    Alliance Data Systems Corp.*                                                    197
    2,928    Amadeus IT Holding S.A. "A"                                                     121
    8,300    Broadridge Financial Solutions, Inc.                                            346
    4,400    Computer Sciences Corp.                                                         278
    1,800    Computershare Ltd.                                                               21
    2,400    DST Systems, Inc.                                                               221
    1,100    FleetCor Technologies, Inc.*                                                    145
    1,100    Global Payments, Inc.                                                            80
    5,100    Jack Henry & Associates, Inc.                                                   303
    4,500    MasterCard, Inc. "A"                                                            331
    3,500    Visa, Inc. "A"                                                                  737
                                                                                       ---------
                                                                                           2,780
                                                                                       ---------
             ELECTRONIC COMPONENTS (0.1%)
      100    Hirose Electric Co. Ltd.                                                         15
    1,900    HOYA Corp.                                                                       63
      800    Murata Manufacturing Co. Ltd.                                                    75
      800    Omron Corp.                                                                      34
                                                                                       ---------
                                                                                             187
                                                                                       ---------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
      900    Citizen Holdings Co. Ltd.                                                         7
   12,700    FUJIFILM Holdings Corp.                                                         354
   18,000    Hitachi Ltd.                                                                    132
    1,200    Zebra Technologies Corp. "A"*                                                    99
                                                                                       ---------
                                                                                             592
                                                                                       ---------
             HOME ENTERTAINMENT SOFTWARE (0.2%)
    5,200    Activision Blizzard, Inc.                                                       116
   17,000    Electronic Arts, Inc.*                                                          610
                                                                                       ---------
                                                                                             726
                                                                                       ---------
             INTERNET SOFTWARE & SERVICES (0.8%)
    4,700    Akamai Technologies, Inc.*                                                      287
    5,300    eBay, Inc.*                                                                     265
    9,500    Facebook, Inc. "A"*                                                             639
    1,200    Google, Inc. "A"*                                                               702

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
      700    Google, Inc. "C"*                                                         $     403
      439    United Internet AG                                                               19
    5,500    Yahoo! Inc.*                                                                    193
                                                                                       ---------
                                                                                           2,508
                                                                                       ---------
             IT CONSULTING & OTHER SERVICES (0.6%)
    2,500    Accenture plc "A"                                                               202
    3,100    Amdocs Ltd.                                                                     144
    6,000    Cognizant Technology Solutions Corp. "A"*                                       293
   39,000    Fujitsu Ltd.                                                                    292
    5,200    International Business Machines Corp.                                           943
                                                                                       ---------
                                                                                           1,874
                                                                                       ---------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    4,600    Lam Research Corp.                                                              311
                                                                                       ---------
             SEMICONDUCTORS (1.2%)
    4,500    Altera Corp.                                                                    156
    3,500    Analog Devices, Inc.                                                            189
   26,627    Infineon Technologies AG                                                        333
   36,900    Intel Corp.                                                                   1,140
    5,500    Maxim Integrated Products, Inc.                                                 186
   11,700    Micron Technology, Inc.*                                                        386
   15,700    NVIDIA Corp.                                                                    291
      800    ROHM Co.                                                                         46
   10,400    Skyworks Solutions, Inc.                                                        488
   12,900    Texas Instruments, Inc.                                                         617
                                                                                       ---------
                                                                                           3,832
                                                                                       ---------
             SYSTEMS SOFTWARE (1.0%)
    4,000    MICROS Systems, Inc.*                                                           272
   51,400    Microsoft Corp.                                                               2,143
   21,800    Oracle Corp.                                                                    883
                                                                                       ---------
                                                                                           3,298
                                                                                       ---------
             TECHNOLOGY DISTRIBUTORS (0.0%)
    2,000    Arrow Electronics, Inc.*                                                        121
                                                                                       ---------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
   38,500    Apple, Inc.(a)                                                                3,578
    5,400    Brother Industries Ltd.                                                          94
    4,300    Canon, Inc.                                                                     140
   23,400    Hewlett-Packard Co.                                                             788
   16,200    Lexmark International, Inc. "A"                                                 780
    2,600    Ricoh Co. Ltd.                                                                   31

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    4,500    SanDisk Corp.                                                             $     470
   10,000    Seiko Epson Corp.                                                               425
                                                                                       ---------
                                                                                           6,306
                                                                                       ---------
             Total Information Technology                                                 25,299
                                                                                       ---------
             MATERIALS (2.3%)
             ----------------
             ALUMINUM (0.1%)
   27,600    Alcoa, Inc.                                                                     411
                                                                                       ---------
             COMMODITY CHEMICALS (0.2%)
    5,000    Asahi Kasei Corp.                                                                38
    1,000    Kaneka Corp.                                                                      6
    2,100    LyondellBasell Industries N.V. "A"                                              205
    2,600    Westlake Chemical Corp.                                                         218
                                                                                       ---------
                                                                                             467
                                                                                       ---------
             CONSTRUCTION MATERIALS (0.0%)
    5,000    Taiheiyo Cement Corp.                                                            20
                                                                                       ---------
             DIVERSIFIED CHEMICALS (0.4%)
    3,570    BASF SE                                                                         416
   10,500    Dow Chemical Co.                                                                540
    4,100    E.I. du Pont de Nemours & Co.                                                   268
    5,800    Mitsubishi Chemical Holdings Corp.                                               26
                                                                                       ---------
                                                                                           1,250
                                                                                       ---------
             DIVERSIFIED METALS & MINING (0.7%)
   18,884    BHP Billiton Ltd.                                                               639
   19,924    BHP Billiton plc                                                                644
    5,000    Compass Minerals International, Inc.                                            479
    3,534    Rio Tinto plc                                                                   188
   25,000    Sumitomo Metal Mining Co. Ltd.                                                  406
                                                                                       ---------
                                                                                           2,356
                                                                                       ---------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
   10,325    K and S AG                                                                      340
      800    Monsanto Co.                                                                    100
    2,700    Scotts Miracle-Gro Co. "A"                                                      153
    5,215    Yara International ASA                                                          261
                                                                                       ---------
                                                                                             854
                                                                                       ---------
             INDUSTRIAL GASES (0.0%)
    1,000    Air Water, Inc.                                                                  16
                                                                                       ---------
             METAL & GLASS CONTAINERS (0.0%)
      700    Toyo Seikan Holdings Ltd.                                                        11
                                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             PAPER PRODUCTS (0.0%)
    3,000    Oji Holdings Corp.                                                        $      12
    2,380    UPM-Kymmene Oyj                                                                  41
                                                                                       ---------
                                                                                              53
                                                                                       ---------
             SPECIALTY CHEMICALS (0.4%)
   35,000    Daicel Corp.                                                                    334
    3,800    Hitachi Chemical Co. Ltd.                                                        63
    2,500    International Flavors & Fragrances, Inc.                                        261
      412    Novozymes A/S "B"                                                                21
    1,400    PPG Industries, Inc.                                                            294
    2,700    Sigma-Aldrich Corp.                                                             274
        9    Sika AG                                                                          37
                                                                                       ---------
                                                                                           1,284
                                                                                       ---------
             STEEL (0.2%)
    3,775    ArcelorMittal ADR                                                                56
    2,200    JFE Holdings, Inc.                                                               45
   10,000    Kobe Steel Ltd.                                                                  15
   28,000    Nippon Steel & Sumitomo Metal Corp.                                              90
    6,340    Voestalpine AG                                                                  302
                                                                                       ---------
                                                                                             508
                                                                                       ---------
             Total Materials                                                               7,230
                                                                                       ---------
             TELECOMMUNICATION SERVICES (1.9%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.1%)
    6,000    Level 3 Communications, Inc.*                                                   263
                                                                                       ---------
             INTEGRATED TELECOMMUNICATION SERVICES (1.4%)
   34,800    AT&T, Inc.                                                                    1,231
   31,610    BT Group plc                                                                    208
      551    Elisa Oyj                                                                        17
    7,300    Nippon Telegraph & Telephone Corp.                                              455
    7,230    Orange                                                                          114
    2,924    Portugal Telecom SGPS S.A.                                                       11
  273,631    Telecom Italia S.p.A.                                                           270
   23,954    Telefonica S.A.                                                                 411
   11,135    Telstra Corp. Ltd.                                                               55
   34,100    Verizon Communications, Inc.                                                  1,668
                                                                                       ---------
                                                                                           4,440
                                                                                       ---------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    7,800    KDDI Corp.                                                                      476
      302    Millicom International Cellular S.A. Swedish Depository Receipts                 27

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
    1,200    SBA Communications Corp. "A"*                                             $     123
  185,411    Vodafone Group plc                                                              619
                                                                                       ---------
                                                                                           1,245
                                                                                       ---------
             Total Telecommunication Services                                              5,948
                                                                                       ---------
             UTILITIES (1.8%)
             ----------------
             ELECTRIC UTILITIES (1.1%)
    4,600    American Electric Power Co., Inc.                                               257
   14,000    Cheung Kong Infrastructure Holdings Ltd.                                         97
    2,900    Chubu Electric Power Co., Inc.*                                                  36
    1,200    Chugoku Electric Power Co., Inc.                                                 16
    5,400    Duke Energy Corp.                                                               401
      993    EDF S.A.                                                                         31
    4,300    Edison International                                                            250
   39,858    EDP-Energias de Portugal S.A.                                                   200
    9,500    Entergy Corp.                                                                   780
    8,300    Exelon Corp.                                                                    303
   14,254    Fortum Oyj                                                                      383
      700    Hokuriku Electric Power Co.                                                       9
    3,200    Kansai Electric Power Co., Inc.*                                                 30
    1,900    Kyushu Electric Power Co., Inc.*                                                 21
    1,400    NextEra Energy, Inc.                                                            143
    3,000    OGE Energy Corp.                                                                117
      408    Red Electrica Corporacion S.A.                                                   37
      700    Shikoku Electric Power Co.*                                                      10
    6,874    SSE plc                                                                         184
    2,200    Tohoku Electric Power Co., Inc.                                                  26
    6,600    Tokyo Electric Power Co., Inc.*                                                  28
    4,700    Weststar Energy, Inc.                                                           180
                                                                                       ---------
                                                                                           3,539
                                                                                       ---------
             GAS UTILITIES (0.2%)
    4,600    AGL Resources, Inc.                                                             253
    5,418    Enagas S.A.                                                                     174
    1,598    Gas Natural SDG S.A.                                                             51
    8,605    Snam S.p.A.                                                                      52
                                                                                       ---------
                                                                                             530
                                                                                       ---------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
      500    Electric Power Development Co. Ltd.                                              16
    3,400    NRG Energy, Inc.                                                                127
                                                                                       ---------
                                                                                             143
                                                                                       ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
NUMBER                                                                                     VALUE
OF SHARES    SECURITY                                                                      (000)
------------------------------------------------------------------------------------------------
             MULTI-UTILITIES (0.5%)
   17,948    Centrica plc                                                              $      96
   14,567    GDF Suez                                                                        401
   15,702    National Grid plc                                                               226
   10,900    Public Service Enterprise Group, Inc.                                           444
    7,900    Vectren Corp.                                                                   336
                                                                                       ---------
                                                                                           1,503
                                                                                       ---------
             WATER UTILITIES (0.0%)
      982    Severn Trent plc                                                                 32
                                                                                       ---------
             Total Utilities                                                               5,747
                                                                                       ---------
             Total Common Stocks (cost: $130,718)                                        166,705
                                                                                       ---------
             PREFERRED STOCKS (0.1%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.1%)
      222    Bayerische Motoren Werke AG                                                      21
      564    Volkswagen AG                                                                   148
                                                                                       ---------
                                                                                             169
                                                                                       ---------
             Total Consumer Discretionary                                                    169
                                                                                       ---------
             Total Preferred Stocks (cost: $160)                                             169
                                                                                       ---------
             EXCHANGE-TRADED FUNDS (38.6%)
   93,215    iShares Core MSCI EAFE ETF                                                    5,799
  465,230    iShares Core MSCI Emerging Markets ETF                                       24,052
  337,500    iShares MSCI EAFE ETF                                                        23,075
  225,000    iShares MSCI EMU Index Fund                                                   9,522
  900,000    iShares MSCI Germany ETF                                                     28,152
   74,900    iShares MSCI Philippines ETF                                                  2,759
   96,000    iShares MSCI South Korea Capped ETF                                           6,242
  119,544    iShares MSCI Turkey ETF                                                       6,642
   55,000    SPDR S&P Emerging Markets SmallCap ETF                                        2,766
  250,000    WisdomTree Emerging Markets SmallCap Dividend Fund                           12,005
  112,500    WisdomTree India Earnings Fund                                                2,528
                                                                                       ---------
             Total Exchange-Traded Funds (cost: $105,538)                                123,542
                                                                                       ---------
             Total Equity Securities (cost: $236,416)                                    290,416
                                                                                       ---------

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)        SECURITY                                               RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------------
             BONDS (5.8%)

             CORPORATE OBLIGATIONS (2.9%)

             FINANCIALS (1.5%)
             -----------------
             LIFE & HEALTH INSURANCE (0.3%)
   $1,000    StanCorp Financial Group, Inc.                        6.90%        6/01/2067       $  1,048
                                                                                                --------
             MULTI-LINE INSURANCE (1.0%)
    2,000    Genworth Holdings, Inc.                               6.15        11/15/2066          1,907
      500    Glen Meadow Pass-Through Trust(d)                     6.51         2/12/2067            498
    1,000    Nationwide Mutual Insurance Co.(d)                    5.81(e)     12/15/2024          1,025
                                                                                                --------
                                                                                                   3,430
                                                                                                --------
             PROPERTY & CASUALTY INSURANCE (0.2%)
      600    Oil Insurance Ltd.(d)                                 3.22(e)              -(f)         558
                                                                                                --------
             Total Financials                                                                      5,036
                                                                                                --------
             INDUSTRIALS (0.9%)
             ------------------
             AEROSPACE & DEFENSE (0.3%)
    1,000    Textron Financial Corp.(d)                            6.00         2/15/2067            920
                                                                                                --------
             AIRLINES (0.3%)
      805    US Airways Group, Inc. Pass-Through Trust (INS)       7.08         3/20/2021            897
                                                                                                --------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    1,000    ILFC E-Capital Trust II(d)                            6.25        12/21/2065          1,005
                                                                                                --------
             Total Industrials                                                                     2,822
                                                                                                --------
             UTILITIES (0.5%)
             ----------------
             ELECTRIC UTILITIES (0.5%)
    1,925    Texas Competitive Electric Holdings Co., LLC(g)       4.65        10/10/2017          1,580
                                                                                                --------
             Total Corporate Obligations (cost: $6,279)                                            9,438
                                                                                                --------
             EURODOLLAR AND YANKEE OBLIGATIONS (0.6%)

             FINANCIALS (0.3%)
             -----------------
             DIVERSIFIED BANKS (0.3%)
    1,000    BayernLB Capital Trust l(h)                           6.20                 -(f)         940
                                                                                                --------
             MATERIALS (0.3%)
             ----------------
             GOLD (0.3%)
    1,000    St. Barbara Ltd.(d)                                   8.88         4/15/2018            832
                                                                                                --------
             Total Eurodollar and Yankee Obligations (cost: $1,427)                                1,772
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)        SECURITY                                               RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (2.3%)

             FINANCIALS (2.3%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (2.3%)
   $1,000    Banc of America Commercial Mortgage, Inc.             5.95%       5/10/2045        $  1,068
    1,000    Bear Stearns Commercial Mortgage Securities, Inc.     4.99        9/11/2042           1,039
    1,000    Citigroup Commercial Mortgage Trust                   5.97        3/15/2049           1,049
    1,000    GE Capital Commercial Mortgage Corp.                  5.46        3/10/2044           1,015
    1,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                  5.04       10/15/2042           1,027
    1,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                  5.48        5/15/2045           1,068
    1,000    Merrill Lynch Mortgage Trust                          5.86        5/12/2039           1,022
                                                                                                --------
                                                                                                   7,288
                                                                                                --------
             Total Financials                                                                      7,288
                                                                                                --------
             Total Commercial Mortgage Securities (cost: $6,188)                                   7,288
                                                                                                --------
             Total Bonds (cost: $13,894)                                                          18,498
                                                                                                --------
             MONEY MARKET INSTRUMENTS (1.0%)

             U.S. TREASURY BILLS (0.0%)
       40    0.02%, 9/18/2014(a),(i),(j)                                                              40
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.0%)
3,234,220    State Street Institutional Liquid Reserve Fund, 0.06%(a),(k)                          3,234
                                                                                                --------
             Total Money Market Instruments (cost: $3,274)                                         3,274
                                                                                                --------

             TOTAL INVESTMENTS (COST: $253,584)                                                 $312,188
                                                                                                ========

--------------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
--------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (1.8%)
    7,700    Put - iShares MSCI EAFE ETF expiring January 17, 2015 at 65                           1,336
    2,780    Put - iShares MSCI EAFE ETF expiring January 17, 2015 at 67                             651
    6,770    Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 66                           504
    4,090    Put - iShares MSCI Emerging Markets ETF expiring January 17, 2015 at 40                 454
    8,900    Put - iShares MSCI Emerging Markets ETF expiring September 20, 2014 at 41               441
      598    Put - S&P 500 Index expiring January 17, 2015 at 1825                                 2,326
                                                                                                --------

             TOTAL PURCHASED OPTIONS (COST: $9,854)                                             $  5,712
                                                                                                ========

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF CONTRACTS  SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              WRITTEN OPTIONS (0.4%)
  (2,000)     Put - iShares MSCI EAFE ETF expiring December 20, 2014 at 62                      $   (188)
  (4,000)     Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 58                          (60)
  (3,000)     Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 62                          (91)
  (3,000)     Put - iShares MSCI Emerging Markets ETF expiring December 20, 2014 at 37              (147)
  (6,000)     Put - iShares MSCI Emerging Markets ETF expiring September 20, 2014 at 37              (81)
    (325)     Put - S&P 500 Index expiring January 17, 2015 at 1700                                 (642)
                                                                                                --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $2,253)                                 $ (1,209)
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
NUMBER OF                                                                    CONTRACT      APPRECIATION/
CONTRACTS                                                     EXPIRATION      VALUE       (DEPRECIATION)
LONG/(SHORT)                                                    DATE          (000)                (000)
--------------------------------------------------------------------------------------------------------
              FUTURES (0.8%)
        7     Mini MSCI EAFE                                  9/19/2014       $  689                 $(3)
       19     S&P 500 E-Mini Index Futures                    9/19/2014        1,855                   6
                                                                              ------                 ---

              TOTAL FUTURES                                                   $2,544                 $ 3
                                                                              ======                 ===

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $166,705             $     -             $-          $166,705
  Preferred Stocks                              169                   -              -               169
  Exchange-Traded Funds                     123,542                   -              -           123,542
Bonds:
  Corporate Obligations                           -               9,438              -             9,438
  Eurodollar and Yankee Obligations               -               1,772              -             1,772
  Commercial Mortgage Securities                  -               7,288              -             7,288
Money Market Instruments:
  U.S. Treasury Bills                            40                   -              -                40
  Money Market Funds                          3,234                   -              -             3,234
Purchased Options                             5,712                   -              -             5,712
Futures(1)                                        6                   -              -                 6
--------------------------------------------------------------------------------------------------------
Total                                      $299,408             $18,498             $-          $317,906
--------------------------------------------------------------------------------------------------------

                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES               FOR IDENTICAL LIABILITIES              INPUTS         INPUTS             TOTAL
--------------------------------------------------------------------------------------------------------
Futures(1)                                  $    (3)                 $-             $-           $    (3)
Written Options                              (1,209)                  -              -            (1,209)
--------------------------------------------------------------------------------------------------------
Total                                       $(1,212)                 $-             $-           $(1,212)
--------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/depreciation on the investment.

For the period of January 1, 2014, through June 30, 2014, equity securities with a fair value of $18,811,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, this security had adjustments to its foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The foreign market closing adjustments were not deemed necessary at the end of the period. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 55.6% of net assets at June 30, 2014.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans.
    The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT - Real estate investment trust

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2014.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at June 30, 2014, was zero.

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    (c) Security was fair valued at June 30, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was zero.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June 30, 2014.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2014. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (h) At June 30, 2014, the issuer was in default with respect to interest and/or principal payments.

    (i) Securities with a value of $40,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Rate represents the money market fund annualized seven-day yield at June 30, 2014.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $253,584)              $312,188
  Purchased options, at market value (cost of $9,854)                           5,712
  Cash denominated in foreign currencies (identified cost of $197)                199
  Receivables:
    Capital shares sold                                                             7
    USAA Asset Management Company (Note 6D)                                         4
    Dividends and interest                                                      2,172
    Securities sold                                                             4,130
  Variation margin on futures contracts                                           101
                                                                             --------
      Total assets                                                            324,513
                                                                             --------
LIABILITIES
  Payables:
    Securities purchased                                                        2,535
    Capital shares redeemed                                                       389
    Bank overdraft                                                                163
  Written options, at market value (premiums received of $2,253)                1,209
  Accrued management fees                                                         160
  Other accrued expenses and payables                                              63
                                                                             --------
      Total liabilities                                                         4,519
                                                                             --------
        Net assets applicable to capital shares outstanding                  $319,994
                                                                             ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                            $253,842
  Accumulated undistributed net investment income                              10,139
  Accumulated net realized gain on investments, options,
    and futures transactions                                                      499
  Net unrealized appreciation of investments, options,
    and futures contracts                                                      55,509
  Net unrealized appreciation of foreign currency translations                      5
                                                                             --------
        Net assets applicable to capital shares outstanding                  $319,994
                                                                             ========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $15,022/1,313 shares outstanding)             $  11.44
                                                                             ========
    Institutional Shares (net assets of $304,972/26,589
      shares outstanding)                                                    $  11.47
                                                                             ========

See accompanying notes to financial statements.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $118)                          $  4,568
  Interest                                                                        614
                                                                             --------
      Total income                                                              5,182
                                                                             --------
EXPENSES
  Management fees                                                                 988
  Administration and servicing fees:
    Fund Shares                                                                    10
    Institutional Shares                                                           79
  Transfer agent's fees:
    Fund Shares                                                                     4
    Institutional Shares                                                           79
  Custody and accounting fees:
    Fund Shares                                                                     7
    Institutional Shares                                                          134
  Postage:
    Institutional Shares                                                            1
  Shareholder reporting fees:
    Fund Shares                                                                     1
    Institutional Shares                                                           12
  Trustees' fees                                                                   11
  Registration fees:
    Fund Shares                                                                    24
    Institutional Shares                                                           16
  Professional fees                                                                55
  Other                                                                             7
                                                                             --------
      Total expenses                                                            1,428
  Expenses reimbursed:
    Fund Shares                                                                   (17)
                                                                             --------
      Net expenses                                                              1,411
                                                                             --------
NET INVESTMENT INCOME                                                           3,771
                                                                             --------

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Investments                                                                18,028
    Foreign currency transactions                                                 (14)
    Options                                                                    (9,313)
    Futures transactions                                                          101
  Change in net unrealized appreciation/depreciation of:
    Investments                                                                (3,925)
    Foreign currency translations                                                   3
    Options                                                                       (13)
    Futures contracts                                                              (2)
                                                                             --------
      Net realized and unrealized gain                                          4,865
                                                                             --------
  Increase in net assets resulting from operations                           $  8,636
                                                                             ========

See accompanying notes to financial statements.

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2014 (unaudited), and year ended
December 31, 2013

--------------------------------------------------------------------------------------------
                                                                 6/30/2014        12/31/2013
--------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                          $   3,771        $    6,345
  Net realized gain on investments                                  18,028            44,627
  Net realized loss on foreign currency transactions                   (14)              (21)
  Net realized loss on options                                      (9,313)          (24,851)
  Net realized gain on futures transactions                            101               425
  Change in net unrealized appreciation/depreciation of:
    Investments                                                     (3,925)           16,109
    Foreign currency translations                                        3                 1
    Options                                                            (13)             (748)
    Futures contracts                                                   (2)               19
                                                                 ---------------------------
    Increase in net assets resulting from operations                 8,636            41,906
                                                                 ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares*                                                         -               (11)
    Institutional Shares                                                 -              (364)
                                                                 ---------------------------
      Distributions to shareholders                                      -              (375)
                                                                 ---------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares*                                                       3,854            10,230
  Institutional Shares                                             (46,229)          (78,916)
                                                                 ---------------------------
      Total net decrease in net assets from capital
        share transactions                                         (42,375)          (68,686)
                                                                 ---------------------------
  Net decrease in net assets                                       (33,739)          (27,155)
NET ASSETS
  Beginning of period                                              353,733           380,888
                                                                 ---------------------------
  End of period                                                  $ 319,994        $  353,733
                                                                 ===========================
Accumulated undistributed net investment income:
  End of period                                                  $  10,139        $    6,368
                                                                 ===========================

*Fund shares were initiated on July 12, 2013

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this semiannual report pertains only to the USAA Global Managed Volatility Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including Exchange-Traded Funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

        the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================
    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include bonds, which are valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2014 did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2014*
    (IN THOUSANDS)

                                 ASSET DERIVATIVES                   LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------
                        STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT         ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS        LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS     LOCATION          FAIR VALUE          LOCATION          FAIR VALUE
------------------------------------------------------------------------------------------
Equity contracts        Purchased          $5,813**           Written             $1,209
                        options; Net                          options
                        unrealized
                        appreciation of
                        investments,
                        options, and
                        futures
                        contracts
--------------------------------------------------------------------------------------

     * For open derivative instruments as of June 30, 2014, see the portfolio of investments, which also is indicative of activity for the six-month period ended June 30, 2014.

    ** Includes cumulative appreciation (depreciation) of futures contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2014
    (IN THOUSANDS)

                                                                        CHANGE IN
                                                                        UNREALIZED
DERIVATIVES NOT                                                         APPRECIATION
ACCOUNTED FOR AS        STATEMENT OF             REALIZED GAIN (LOSS)   (DEPRECIATION)
HEDGING INSTRUMENTS     OPERATIONS LOCATION      ON DERIVATIVES         ON DERIVATIVES
--------------------------------------------------------------------------------------
Equity contracts        Net realized gain              $(9,212)             $(15)
                        (loss) on options
                        and futures
                        transactions/
                        Change in net
                        unrealized
                        appreciation/
                        depreciation of
                        options and
                        futures contracts
--------------------------------------------------------------------------------------

D. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

52  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2014, the Fund did not receive any brokerage commission recapture credits. For the six-month period ended June 30, 2014, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2014, the Fund paid CAPCO facility fees of $1,000, which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2014.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2014, in accordance with applicable tax law.

Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2013, the Fund had no pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards of $10,262,000, for federal income tax purposes. It is unlikely that the Board will authorize a

================================================================================

54  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the six-month period ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remains open for the three preceeding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2014, were $132,879,000 and $187,024,000, respectively.

As of June 30, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2014, were $59,996,000 and $5,534,000, respectively, resulting in net unrealized appreciation of $54,462,000.

For the six-month period ended June 30, 2014, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                 NUMBER OF              RECEIVED
                                                 CONTRACTS               (000's)
                                                --------------------------------
Outstanding December 31, 2013                       5,250               $    331
Options written                                    50,425                  4,944
Options terminated in closing
purchase transactions                             (37,350)                (3,022)
Options expired                                         -                      -
                                                --------------------------------
Outstanding at June 30, 2014                       18,325               $  2,253
                                                ================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH
                                          PERIOD ENDED                YEAR ENDED
                                         JUNE 30, 2014            DECEMBER 31, 2013
--------------------------------------------------------------------------------------
                                       SHARES       AMOUNT       SHARES        AMOUNT
                                      ------------------------------------------------
FUND SHARES:
  (INITIATED ON JULY 12, 2013)
Shares sold                                812     $  9,067       1,283      $  13,632
Shares issued from reinvested
  dividends                                  -            -           -*             5
Shares redeemed                           (465)      (5,213)       (317)        (3,407)
                                      ------------------------------------------------
Net increase from capital
  share transactions                       347     $  3,854         966      $  10,230
                                      ================================================
INSTITUTIONAL SHARES:
Shares sold                                384     $  4,282       2,492      $  25,802
Shares issued from reinvested
  dividends                                  -            -          33            364
Shares redeemed                         (4,527)     (50,511)    (10,024)      (105,082)
                                      ------------------------------------------------
Net decrease from capital
  share transactions                    (4,143)    $(46,229)     (7,499)     $ (78,916)
                                      ================================================

* Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more

================================================================================

56  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $988,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into investment subadvisory agreements with Quantitative Management Associates, LLC (QMA) and QS Investors, LLC (QS), under which each subadviser provides day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Manager.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the six-month period ended June 30, 2014, the Manager incurred subadvisory fees, paid or payable to QMA, of $70,000.

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the six-month period ended June 30, 2014, the Manager incurred subadvisory fees, paid or payable to QS, of $92,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    0.05% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2014, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $10,000 and $79,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2014, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager voluntarily agreed, through May 1, 2015, to limit the total annual operating expenses of the Fund Shares to 1.10% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2014, the Fund incurred reimbursable expenses of $17,000, of which $4,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23.00 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2014, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $4,000 and $79,000, respectively.

================================================================================

58  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2014, USAA and its affiliates owned 478,000 Fund Shares, which represents 36.4% of the Fund Shares, and 1.7% of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                               SIX-MONTH
                                              PERIOD ENDED           PERIOD ENDED
                                                JUNE 30,             DECEMBER 31,
                                              -----------------------------------
                                                  2014                 2013***
                                              -----------------------------------
Net asset value at beginning of period         $ 11.14                $ 10.46
                                               ------------------------------
Income from investment operations:
  Net investment income(a)                         .13                    .07
  Net realized and unrealized gain(a)              .17                    .62
                                               ------------------------------
Total from investment operations(a)                .30                    .69
                                               ------------------------------
Less distributions from:
  Net investment income                              -                   (.01)
                                               ------------------------------
Net asset value at end of period               $ 11.44                $ 11.14
                                               ==============================

Total return (%)*                                 2.69                   6.61
Net assets at end of period (000)              $15,022                $10,771
Ratios to average net assets:**
  Expenses (%)(c)                                 1.10                   1.10(b)
  Expenses, excluding reimbursements (%)(c)       1.36                   1.34(b)
  Net investment income (%)(c)                    2.33                   1.29
Portfolio turnover (%)                              41                     92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2014, average net assets were
    $12,715,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the six-month period ended June 30, 2014, average shares were 1,140,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

60  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                               JUNE 30,                        YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------
                                  2014             2013***      2012       2011         2010         2009
                             ----------------------------------------------------------------------------
Net asset value at
 beginning of period          $  11.16         $   9.96     $   9.57   $  10.09     $   9.94     $   8.61
                              ---------------------------------------------------------------------------
Income (loss) from
 investment operations:

 Net investment income             .13(d)           .21          .22        .17          .13          .09
 Net realized and
  unrealized gain (loss)           .18(d)          1.00          .73       (.51)         .11         1.52
                              ---------------------------------------------------------------------------
Total from investment
 operations                        .31(d)          1.21          .95       (.34)         .24         1.61
                              ---------------------------------------------------------------------------
Less distributions from:
 Net investment income               -             (.01)        (.25)      (.18)        (.09)        (.06)
 Realized capital gains              -                -         (.31)         -            -         (.22)
                              ---------------------------------------------------------------------------
Total distributions                  -             (.01)        (.56)      (.18)        (.09)        (.28)
                              ---------------------------------------------------------------------------
Net asset value at
 end of period                $  11.47         $  11.16     $   9.96   $   9.57     $  10.09     $   9.94
                              ===========================================================================
Total return (%)*                 2.78            12.17        10.02      (3.40)        2.37        18.76
Net assets at
 end of period (000)          $304,972         $342,962     $380,888   $441,645     $475,075     $318,074
Ratios to average
 net assets:**
 Expenses (%)                      .85(e)           .82(a)       .80(a),(b) .79(a)       .80(a)       .94(a)
 Expenses, excluding
  reimbursements (%)               .85(e)           .82(a)       .80(a)     .79(a)       .80(a)       .94(a)
 Net investment income (%)        2.29(e)          1.72         1.86       1.61         1.46         1.63
Portfolio turnover (%)              41               92          106(c)     144          156          107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2014, average net assets were
    $318,967,000.
*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average net assets.
(c) Decrease in trading activity due to changes in subadvisers and asset allocation strategies.
(d) Calculated using average shares. For the six-month period ended June 30, 2014, average shares were 28,555,000.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

EXPENSE EXAMPLE

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2014, through June 30, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

62  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                          BEGINNING            ENDING          DURING PERIOD*
                                         ACCOUNT VALUE      ACCOUNT VALUE     JANUARY 1, 2014 -
                                        JANUARY 1, 2014     JUNE 30, 2014      JUNE 30, 2014
                                        -------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00           $1,026.90             $5.53

Hypothetical
 (5% return before expenses)               1,000.00            1,019.34              5.51

INSTITUTIONAL SHARES
Actual                                     1,000.00            1,027.80              4.27

Hypothetical
 (5% return before expenses)               1,000.00            1,020.58              4.26

* Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares and 0.85% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.69% for Fund Shares and 2.78% for Institutional Shares for the six-month period of January 1, 2014, through June 30, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and each Subadviser. At the meeting at which the renewal of the Advisory Agreement

================================================================================

64  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and each Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, institutional investment companies), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes institutional investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of

================================================================================

66  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

computing the management fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one- and three-year periods ended December 31, 2013, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2013 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2013. The Board took into account management's discussion of the Fund's performance and recent steps taken by management to address the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In considering the profitability data with respect to the Fund, the Trustees noted that the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

Manager pays the subadvisory fees. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the

================================================================================

68  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Board considered information provided to it regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Board noted that the materials provided to it by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Board also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadvisers would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence reviews of each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to each Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements were paid by the Manager. The Board also relied

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

70  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Ref erence Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   88395-0814                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended June 30, 2014

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     08/27/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     08/27/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      08/27/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.